Exhibit 99.1

News Release

Inquiries: Jeanne Leonard, Liberty Property Trust, 610.648.1704

Liberty Property Trust Announces Fourth Quarter and Full Year Results

Malvern, PA, February 3, 2015 - Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the fourth quarter of 2014 was $0.67 per share, compared to $0.63 per share for the fourth quarter of 2013.

For the year ended December 31, 2014, FFO per share was $2.48, which included acquisition expenses of $0.005 per share. This compares to FFO of $2.49 per share for 2013, which included acquisition expenses of $0.08 per share.

Net income per common share (diluted) was $0.55 per share for the quarter ended December 31, 2014, compared to $0.48 per share (diluted) for the quarter ended December 31, 2013.  Net income for the full year 2014 was $1.47 per common share (diluted), compared with $1.60 per share (diluted) for 2013. Net income for 2014 reflects gain on sale of $0.62 per share, compared with $0.73 per share for 2013.

“Real estate markets continue to perform well, capping a strong 2014 performance. Our portfolio clearly benefited from the positive trends, exhibiting solid occupancy gains and rent increases in the fourth quarter,” said Bill Hankowsky, chairman and chief executive officer. “We also continue to see solid opportunities for value creation, as evidenced by the growth in the development pipeline this quarter.”

Portfolio Performance

Occupancy: At December 31, 2014, Liberty’s in-service portfolio of 106 million square feet was 93.0% occupied, compared to 92.3% at the end of the third quarter. During the quarter, Liberty completed lease transactions totaling 5.3 million square feet of space. Liberty leased 25.0 million square feet in 2014.

Same Store Performance: Property level operating income for same store properties decreased by 0.7% on a cash basis and by 0.8% on a straight line basis for the fourth quarter of 2014 compared to the same quarter in 2013 and decreased by 1.0% on both a cash and straight line basis for the full year 2014 compared to 2013.

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Real Estate Investments

Development Deliveries: In the fourth quarter, Liberty brought into service two wholly-owned distribution development properties for a total investment of $55.2 million. The properties contain 956,000 square feet of leasable space and were 100% leased as of December 31, 2014. The current yield on these properties is 8.2%.

A joint venture in which Liberty holds a 25% interest brought into service one distribution property for a total investment of $15.8 million. The property contains 203,000 square feet and is 100% leased at a current yield of 8.8%.

Development Starts: During the quarter, Liberty began development of five properties for a projected investment of $98.3 million.  The properties consist of:

•                  11150 NW 122nd Street, Medley, FL, a 140,400 square foot distribution facility, 100% pre-leased

•                  1720 W. Rio Salado Parkway, Tempe, AZ, a 92,000 square foot office building, 100% pre-leased

•                  4701 League Island Boulevard, Philadelphia, PA, a 75,777 square foot flex building, 100% pre-leased

•                  130 Caliber Ridge Drive, Greer, SC, a 156,000 square foot distribution building

•                  1200 Intrepid Avenue, Philadelphia, PA, a 93,572 square foot office building

In addition to wholly-owned starts, a joint venture in which the company holds a 50% interest began development of two properties containing 369,000 square feet for a projected investment of $20.5 million. The properties consist of:

•                  10670 Central Port Drive, Orlando, FL, a 196,302 square foot distribution building, 73% pre-leased

•                  2307 Tradeport Drive, Orlando, FL, a 173,000 square foot distribution building

Acquisitions: During the quarter, Liberty acquired one operating property for $27.3 million. 1920 West Baseline Road is a 374,000 square foot distribution building in Rialto, CA. The property is currently vacant.

Real Estate Dispositions

During the fourth quarter, Liberty sold 13 properties, containing 1.5 million square feet of leasable space, for $201.2 million. The properties were 97.5% leased at the time of the sale and consist of five multi-tenant industrial buildings in Houston, TX; four office properties at Maitland Center in Orlando, FL; an office property in Minneapolis, MN; two office buildings in Horsham, PA; and a distribution building in Philadelphia, PA.

Subsequent Events

Comcast Corporation has notified Liberty that it intends to exercise its right to lease the entirety of the office space in the Comcast Innovation and Technology Center being developed in Philadelphia.  Comcast had previously committed to lease approximately 74% of the office space in the building, but has rights to expand its lease to include all of the office space.  Liberty and Comcast are working together to document this expansion of the Comcast lease.

Comcast Innovation & Technology Center is a 59-story tower in center city Philadelphia. It is currently under construction and will be completed in the first quarter of 2018. Owned by a joint venture between Comcast Corporation and Liberty Property Trust and developed by Liberty, it will include 1.3 million square feet of office space and a 222-room Four Seasons Hotel.

About the Company

Liberty Property Trust (NYSE:LRY) is a leader in commercial real estate, serving customers in the United States and United Kingdom, through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 106 million square foot portfolio includes more than 750 properties which provide office, distribution and light manufacturing facilities to 1,900 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss fourth quarter results, on Tuesday, February 3, 2015, at 1 p.m. Eastern Time.  To access the conference call, please dial 855-277-7530. The passcode needed for access is 70954560. A replay of the call will be available until March 3, 2015, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed via the Internet on the Investors page of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law.  These forward-looking statements include statements relating to, among others things, future asset dispositions, expectations for our operating results, business and financial condition, business and our growth prospects, as well as statements that are generally accompanied by words such as “believes,” “anticipates,” “expects,” “estimates,” “should,” “seeks,”

“intends,” “proposed,” “planned,” “outlook” and “goal” or similar expressions. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.  As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results.  These risks, uncertainties and other factors include, without limitation, uncertainties affecting real estate business generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to the integration of the operations of entities that we have acquired or may acquire, risks relating to financing arrangements and sales of securities, possible environmental liabilities, risks relating to leverage and debt service (including availability of financing terms acceptable to the company and sensitivity of the company’s operations and financing arrangements to fluctuations in interest rates), dependence on the primary markets in which the company’s properties are located, the existence of complex regulations relating to status as a REIT and the adverse consequences of the failure to qualify as a REIT, risks relating to litigation, including without limitation litigation involving entities that we have a acquired or may acquire, and the potential adverse impact of market interest rates on the market price for the company’s securities, and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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Liberty Property Trust

Statement of Operations

December 31, 2014

 (Unaudited and in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operating Revenue
Rental	$146,726	$136,148	$568,346	$458,081
Operating expense reimbursement	56,959	56,279	224,285	187,849
Total operating revenue	203,685	192,427	792,631	645,930

Operating Expenses
Rental property	34,397	35,074	138,124	114,617
Real estate taxes	26,002	24,126	101,814	79,918
General and administrative	15,250	21,098	63,327	74,564
Depreciation and amortization	58,759	59,878	231,943	173,784
Total operating expenses	134,408	140,176	535,208	442,883

Operating Income	69,277	52,251	257,423	203,047

Other Income/Expense
Interest and other	5,883	4,286	17,669	18,555
Interest	(36,252)	(37,701)	(151,887)	(127,115)
Total other income/expense	(30,369)	(33,415)	(134,218)	(108,560)

Income before property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	38,908	18,836	123,205	94,487
Gain on property dispositions	43,152	—	45,030	—
Income taxes	(884)	(1,019)	(2,967)	(2,799)
Equity in earnings of unconsolidated joint ventures	3,017	2,094	10,314	6,067

Income from continuing operations	84,193	19,911	175,582	97,755

Discontinued operations (including net gains on property dispositions of $339 and $46,017 for the quarters ended December 31, 2014 and 2013, respectively and $46,631 and $95,384 for the years ended December 31, 2014 and 2013, respectively)	306	51,832	48,581	121,839
Net Income	84,499	71,743	224,163	219,594
Noncontrolling interest - operating partnerships	(2,088)	(1,809)	(5,706)	(9,203)
Noncontrolling interest - consolidated joint ventures	(73)	(247)	(547)	(653)
Net Income available to common shareholders	$82,338	$69,687	$217,910	$209,738

Net income	$84,499	$71,743	$224,163	$219,594
Other comprehensive (loss) income - foreign currency translation	(9,226)	5,282	(14,415)	5,397
Other comprehensive (loss) income - change in net unrealized gain on derivative instruments	(971)	1,584	(1,961)	1,584
Comprehensive income	74,302	78,609	207,787	226,575
Less: comprehensive income attributable to noncontrolling interest	(1,923)	(2,219)	(5,870)	(9,995)
Comprehensive income attributable to common shareholders	$72,379	$76,390	$201,917	$216,580

Basic income per common share
Continuing operations	$0.55	$0.13	$1.16	$0.70
Discontinued operations	$0.01	$0.35	$0.32	$0.91
Total basic income per common share	$0.56	$0.48	$1.48	$1.61

Diluted income per common share
Continuing operations	$0.55	$0.13	$1.15	$0.70
Discontinued operations	$—	$0.35	$0.32	$0.90
Total diluted income per common share	$0.55	$0.48	$1.47	$1.60

Weighted average shares
Basic	147,881	145,865	147,216	130,180
Diluted	148,519	146,498	147,886	130,909

Amounts attributable to common shareholders
Income from continuing operations	$82,039	$19,083	$170,471	$91,274
Discontinued operations	299	50,604	47,439	118,464
Net income	$82,338	$69,687	$217,910	$209,738

Liberty Property Trust

Statement of Funds From Operations

December 31, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Year Ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
		Per		Per		Per		Per
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Dollars	Share	Dollars	Share	Dollars	Share	Dollars	Share

Reconciliation of net income to FFO - basic:
Basic - income available to common shareholders	$82,338	$0.56	$69,687	$0.48	$217,910	$1.48	$209,738	$1.61

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,366		3,061		13,332		13,152
Depreciation and amortization	58,284		66,313		230,014		201,731
Gain on property dispositions	(43,491)		(46,324)		(91,120)		(94,934)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions	(424)		(546)		(3,570)		(3,171)
Funds from operations available to common shareholders - basic	$100,073	$0.68	$92,191	$0.63	$366,566	$2.49	$326,516	$2.51

Reconciliation of net income to FFO - diluted:
Diluted - income available to common shareholders	$82,338	$0.55	$69,687	$0.48	$217,910	$1.47	$209,738	$1.60

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,366		3,061		13,332		13,152
Depreciation and amortization	58,284		66,313		230,014		201,731
Gain on property dispositions	(43,491)		(46,324)		(91,120)		(94,934)
Noncontrolling interest excluding preferred unit distributions	1,970		1,691		5,234		5,848
Funds from operations available to common shareholders - diluted	$102,467	$0.67	$94,428	$0.63	$375,370	$2.48	$335,535	$2.49

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	147,881		145,865		147,216		130,180
Dilutive shares for long term compensation plans	638		633		670		729
Diluted shares for net income calculations	148,519		146,498		147,886		130,909
Weighted average common units	3,554		3,595		3,554		3,678
Diluted shares for Funds from operations calculations	152,073		150,093		151,440		134,587

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

December 31, 2014

(Unaudited and in thousands, except share and unit amounts)

	December 31, 2014	December 31, 2013
Assets
Real estate:
Land and land improvements	$1,189,760	$1,137,897
Building and improvements	5,342,597	5,129,702
Less: accumulated depreciation	(1,181,364)	(1,051,593)

Operating real estate	5,350,993	5,216,006

Development in progress	277,411	209,187
Land held for development	269,059	233,055

Net real estate	5,897,463	5,658,248

Cash and cash equivalents	69,346	163,414
Restricted cash	20,325	51,456
Accounts receivable	15,482	13,900
Deferred rent receivable	107,909	99,797
Deferred financing and leasing costs, net of accumulated amortization (2014, $169,468; 2013, $140,461)	206,286	226,067
Investments in and advances to unconsolidated joint ventures	208,832	179,655
Assets held for sale	8,495	287,183
Prepaid expenses and other assets	89,474	95,840

Total assets	$6,623,612	$6,775,560

Liabilities
Mortgage loans	$487,301	$545,306
Unsecured notes	2,509,094	2,708,213
Credit facility	167,000	—
Accounts payable	52,043	70,406
Accrued interest	24,513	25,777
Dividend and distributions payable	72,253	71,323
Other liabilities	217,494	250,819

Total liabilities	3,529,698	3,671,844

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of December 31, 2014 and 2013	7,537	7,537

Equity
Shareholders’ equity:
Common shares of beneficial interest, $.001 par value, 283,987,000 shares authorized, 149,807,179 (includes 1,249,909 in treasury) and 147,846,801 (includes 1,249,909 in treasury) shares issued and outstanding as of December 31, 2014 and 2013, respectively	150	148
Additional paid-in capital	3,740,594	3,669,618
Accumulated other comprehensive (loss) income	(6,252)	9,742
Distributions in excess of net income	(654,869)	(591,713)
Common shares in treasury, at cost, 1,249,909 shares as of December 31, 2014 and 2013	(51,951)	(51,951)
Total shareholders’ equity	3,027,672	3,035,844

Noncontrolling interest - operating partnership 3,553,566 and 3,556,566 common units outstanding as of December 31, 2014 and 2013, respectively	54,786	56,713
Noncontrolling interest - consolidated joint ventures	3,919	3,622

Total equity	3,086,377	3,096,179

Total liabilities, noncontrolling interest - operating partnership & equity	$6,623,612	$6,775,560